UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2021

SMARTFINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37661	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee	37919 (Zip Code)
(Address of principal executive offices)

(865) 437-5700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	SMBK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 2, 2021, SmartFinancial, Inc. (the “Company”), through its wholly-owned subsidiary, SmartBank (“SmartBank”), entered into a Purchase Agreement (the “Purchase Agreement”), with the members Fountain Leasing, LLC, a Tennessee limited liability Company (“Fountain”), pursuant to which SmartBank will acquire all of the membership interests of Fountain (the “Acquisition”). Under the terms of the Purchase Agreement, the aggregate consideration to be paid at closing by SmartBank is approximately $14 million in cash. In addition to the closing consideration, the Purchase Agreement contains a performance-based earnout, pursuant to which the former members of Fountain could be entitled to up to $6 million in future cash payments from SmartBank based on future results of the acquired business over various periods through December 31, 2026, and SmartBank will repay approximately $45 million of Fountain’s indebtedness on the closing date.

The closing of the Acquisition is subject to the satisfaction or waiver of certain customary closing conditions and is expected to close within the next week.  The Purchase Agreement contains customary representations, warranties and covenants by SmartBank and the members of Fountain.

Fountain, headquartered in Knoxville, Tennessee and founded in 2006, offers construction equipment financing to small and medium sized businesses throughout the Southeast, and had net lease investments of approximately $56 million as of March 31, 2021 and maintains offices in Atlanta, Charlotte, Memphis and Nashville. Following the completion of the Acquisition, it is anticipated that Fountain will be re-named ‘Fountain Equipment Finance, LLC’ and operated as a separate subsidiary of SmartBank.

The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Purchase Agreement filed as an exhibit to this report is not intended to provide factual information or other disclosure except for the terms of the Purchase Agreement itself, and you should not rely on them for other than that purpose. In particular, any representations and warranties made by any party in the Purchase Agreement were made solely within the specific context of the Purchase Agreement and do not apply in any other context or at any time other than the date they were made.

Item 7.01	Regulation FD Disclosure.

On May 3, 2021, SmartFinancial issued a press release announcing the execution of the Purchase Agreement.  A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.  Additionally, SmartFinancial provided supplemental information regarding the Acquisition in connection with a presentation made available to analysts and investors.  A copy of the presentation is furnished as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS

2.1	Purchase Agreement, dated as of May 2, 2021, by and among Warren Payne, G. Price Cooper, B. Wade West, Craig Phillipy, and SmartBank*
99.1	Press Release dated May 3, 2021
99.2	Investor Presentation dated May 3, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)
*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits are contained within the relevant agreement. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

Forward-Looking Statements

Statements in this current report and the documents incorporated herein by reference may not be based on historical facts and may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, (i) statements relating to the expected impact of the proposed acquisition (the “Proposed Transaction”) of Fountain Leasing, LLC (“Fountain”) by SmartFinancial, Inc. (the “SmartFinancial”) on the SmartFinancial’s consolidated operations, financial condition, and financial results, and (ii) the amount of cost savings and other benefits that are expected to be realized as a result of the Proposed Transaction. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this current report or the documents incorporated herein by reference because actual results could differ materially from those indicated in such forward-looking statements due to a variety of factors. These factors, include, but are not limited to, the ability to satisfy the closing conditions required to complete the Proposed Transaction, delay in closing the Proposed Transaction, difficulties and delays in fully realizing cost savings from and other anticipated benefits of the Proposed Transaction, business disruption during and following the Proposed Transaction, changes in interest rates and capital markets, inflation, uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Fountain and SmartFinancial and the proposed transaction and changes in general economic conditions and other risk factors. Other relevant risk factors may be detailed from time to time in SmartFinancial’s press releases and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements, expressed or implied, included in this current report or the documents incorporated herein by reference are expressly qualified in their entirety by the cautionary statements contained or referred to herein or therein. Any forward-looking statement speaks only as of the date hereof, and neither SmartFinancial nor Fountain undertake any obligation, and each specifically declines any obligation, to revise or update these forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

By:	/s/ William Y. Carroll, Jr.
Name:	William Y. Carroll, Jr.
Title:	President and Chief Executive Officer

Date: May 3, 2021